                                                                                                                                                                                EXHIBIT 21.1

PG&E National Energy Group, LLC	Delaware

PG&E National Energy Group, Inc.	Delaware

PG&E Enterprises	California

PG&E National Energy Group Holdings Corporation	California

Properties Holdings, LLC	California

Gilia Enterprises	California

Marengo Ranch Joint Venture	California

Oat Creek Associates Joint Venture	California

DPR, Inc.	California

The Conaway Ranch Company	California

Conaway Conservancy Group Joint Venture	California

BPS I, Inc.	California

Alhambra Pacific Joint Venture	California

Valley Real Estate, Inc.	California

PG&E Generating Company, LLC	Delaware

PG&E Generating Energy Group, LLC	Delaware

PG&E Generating Energy Holdings, Inc.	Delaware

Spencer Station Power Corporation	Delaware

Spencer Station Generating Company, L.P.	Delaware

Badger Power Corporation	Delaware

Badger Generating Company, LLC	Delaware

MidColumbia Power Corporation	Delaware

MidColumbia Generating Company, LLC	Delaware

Black Hawk III Power Corporation	California

Lake Road Power I, LLC	Delaware

Harlan Power Corporation	California

Umatilla Generating Company, L.P.	Delaware

Morrow Power Corporation	Delaware

Morrow Generating Company, LLC	Delaware

Peach IV Power Corporation	Delaware

Lake Road Power II, LLC	Delaware

Lake Road Generating Company, L.P.	Delaware

Juniper Power Corporation	Delaware

Plover Power Corporation	California

Beech Power Corporation	Delaware

Mantua Creek Generating Company, L.P.	Delaware

Mantua Creek Urban Renewal, L.P.	Delaware

First Arizona Land Corporation	Delaware

First California Land Corporation	Delaware

PG&E Generating New England, Inc.	Delaware

PG&E Generating New England, LLC	Delaware

USGen New England, Inc.	Delaware

First Massachusetts Land Company, LLC	Delaware

USGen Services Company, LLC	Delaware

Attala Power Corporation	Delaware

Attala Generating Company, LLC	Delaware

Attala Energy Company, LLC	Delaware

Kentucky Hydro Holdings, LLC	Delaware

San Gorgonio Power Corporation	Delaware

Mountain View Power Partners, LLC	Delaware

Mountain View Power Partners II, LLC	Delaware

GenHoldings I, LLC	Delaware

Osprey Power Corporation	California

Magnolia Power Corporation	Delaware

Millennium Power Partners, L.P.	Delaware

Black Hawk Power Corporation	California

Peach I Power Corporation	Delaware

Athens Generating Company, L.P.	Delaware

Harquahala Power Corporation	Delaware

Harquahala Generating Company, LLC	Delaware

Long Creek Power Corporation	Delaware

Long Creek Generating Company, LLC	Delaware

La Paloma Power Corporation	Delaware

La Paloma Generating Company, LLC	Delaware

Liberty Generating Corporation	Delaware

Liberty Generating Company, LLC	Delaware

Liberty Urban Renewal, LLC	Delaware

Otay Mesa Power Corporation	Delaware

Bluebonnet Power Corporation	Delaware

Bluebonnet Generating Company, LLC	Delaware

Meadow Valley Power Corporation	Delaware

Meadow Valley Generating Company, LLC	Delaware

Madison Wind Power Corporation	Delaware

Madison Windpower LLC	Delaware

Okeechobee Power Corporation	Delaware

Okeechobee Generating Company, LLC	Delaware

PG&E Dispersed Power Corporation	Delaware

PG&E Dispersed Generating Company, LLC	Delaware

Plains End, LLC	Delaware

Covert Power Corporation	Delaware

Covert Generating Company, LLC	Delaware

Goose Lake Power Corporation	Delaware

Goose Lake Generating Company, LLC	Delaware

White Pine Generating Company, LLC	Delaware

PG&E Generating Power Group, LLC	Delaware

Aplomado Power Corporation	California

Beale Generating Company	Delaware

Indian Orchard Generating Company, Inc.	Delaware

MASSPOWER, L.L.C.	Delaware

MASSPOWER	Massachusetts

JMC Altresco, Inc.	Colorado

Altresco, Inc.	Colorado

Berkshire Pittsfield, Inc.	Colorado

Berkshire Feedline Acquisition Limited Partnership	Massachusetts

Pittsfield Partners, Inc.	Colorado

Pittsfield Generating Company, L.P.	Delaware

JMC Iroquois, Inc.	Delaware

Iroquois Gas Transmission System, L.P.	Delaware

JMC Selkirk Holdings, Inc.	Delaware

JMC Selkirk, Inc.	Delaware

Selkirk Cogen Partners, L.P.	Delaware

Selkirk Cogen Funding Corporation	Delaware

PentaGen Investors, L.P.	Delaware

JMCS I Holdings, Inc.	Delaware

Orchard Gas Corporation	Delaware

Mason Generating Company	Delaware

J. Makowski Associates, inc	Massachusetts

Eagle Power Corporation	California

Granite Generating Company, L.P.	Delaware

Granite Water Supply Company, Inc.	Delaware

Keystone Cogeneration Company, L.P.	Delaware

Keystone Urban Renewal Limited Partnership	Delaware

Logan Generating Company, L.P.	Delaware

Larkspur Power Corporation	California

Buckeye Power Corporation	Delaware

Hermiston Generating Company, L.P.	Delaware

Raptor Holdings Company	California

Gray Hawk Power Corporation	Delaware

Cedar Bay Cogeneration, Inc.	Delaware

Cedar Bay Generating Company, Limited Partnership	Delaware

PG&E Management Services Company	California

Toyan Enterprises	California

Indiantown Project Investment Partnership, L.P.	Delaware

Indiantown Cogeneration, L.P.	Delaware

Indiantown Cogeneration Funding Corporation	Delaware

Spruce Power Corporation	Delaware

Spruce Limited Partnership	Delaware

Colstrip Energy, Limited Partnership	Montana

Merlin Power Corporation	California

Fellows Generating Company, L.P.	Delaware

Pelican Power Corporation	California

Okeelanta Power Limited Partnership	Florida

Peregrine Power Corporation	California

Chambers Cogeneration, Limited Partnership	Delaware

Heron Power Corporation	California

Gator Generating Company, L.P.	Delaware

Jaeger Power Corporation	California

Northampton Generating Company, L.P.	Delaware

Northampton Fuel Supply Company, Inc.	Delaware

Northampton Water Supply, Inc.	Delaware

Falcon Power Corporation	California

Scrubgrass Power Corp.	Pennsylvania

Scrubgrass Generating Company, L.P.	Delaware

Clearfield Properties, Inc.	Delaware

Leechburg Properties, Inc.	Delaware

Eucalyptus Power Corporation	Delaware

Cooper’s Hawk Power Corporation	Delaware

Citrus Generating Company, L.P.	Delaware

Loon Power Corporation	Delaware

Iroquois Pipeline Investment, LLC	Delaware

PG&E Generating Services, LLC	Delaware

J. Makowski Pittsfield, Inc.	Delaware

J. Makowski Services, Inc.	Delaware

JMCS I Management, Inc.	Delaware

PG&E Construction Agency Services I, LLC	Delaware

PG&E Construction Agency Services II, LLC	Delaware

PG&E National Energy Group Construction Company, LLC	Delaware

NEG Construction Finance Company, LLC	Delaware

PTP Services, LLC	Delaware

PG&E Operating Services Holdings, Inc.	California

USOSC Holdings, Inc.	Delaware

PG&E Operating Services Company	California

USGen Holdings, Inc.	Delaware

PG&E National Energy Group Company	California

First Oregon Land Corporation	Delaware

Topaz Power Corporation	Delaware

Garnet Power Corporation	Delaware

Carneys Point Generating Company	Delaware

PG&E National Energy Group Acquisition Company, LLC	Delaware

PG&E Energy Trading Holdings, LLC	Delaware

PG&E Energy Trading Holdings Corporation	California

PG&E ET Investments Corporation	Delaware

PG&E Energy Trading – Power, L.P.	Delaware

PG&E ET Synfuel 166, LLC	Delaware

PG&E ET Synfuel #2, LLC	Delaware

PG&E International, Inc.	California

PG&E International Development Holdings, LLC	Delaware

Gannet Power Corporation	California

PG&E Overseas Holdings I, Ltd.	Cayman Islands

PG&E Overseas Holdings II, Ltd.	Labuan, Malaysia

PG&E Corporation Australian Holdings Pty Ltd.	Australia

PG&E Energy Trading Australia Pty Ltd.	Australia

PG&E Corporation Australia Pty Ltd.	Australia

Rocksavage Services I, Inc.	Delaware

PG&E Energy Trading – Gas Corporation	California

PG&E Energy Trading, Canada Corporation	Alberta, Canada

CEG Energy Options Inc.	Saskatchewan, Canada

True Quote LLC	Kentucky

Virtual Credit Services, LLC	Delaware

PG&E Overseas, Inc.	California

PG&E Overseas, Ltd.	Cayman Islands

PG&E Pacific I, Ltd.	Cayman Islands

PG&E Pacific II, ltd	Cayman Islands

Quantum Ventures	California

PG&E Energy Services Ventures, Inc.	Delaware

Barakat & Chamberlin, Inc.	California

Creston Financial Group, Inc.	California

Real Estate Energy Solutions, LLC	Delaware

PG&E Gas Transmission Corporation	California

PG&E Gas Transmission Holdings Corporation	California

North Baja Pipeline, LLC	Delaware

GTN Holdings LLC	Delaware

PG&E Gas Transmission, Northwest Corporation	California

Pacific Gas Transmission International, Inc.	California

Pacific Gas Transmission Company	California

Stanfield Hub Services, LLC	Washington

PG&E Gas Transmission Service Company LLC	Delaware